UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 13, 2010

VISTEON CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15827 (Commission File Number)	38-3519512 (IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan (Address of Principal Executive Offices)	48111 (Zip Code)
(800) VISTEON
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
See “Item 8.01. Other Events.”

Item 3.02	Unregistered Sales of Equity Securities.
See “Item 8.01. Other Events.”

Item 8.01	Other Events.
As previously disclosed, on May 28, 2009, Visteon Corporation (“Visteon”) and certain of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions seeking relief pursuant to chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Consolidated Case No. 09-11786). On June 14, 2010, the Debtors filed with the Court a fourth amended joint plan of reorganization (the “Fourth Amended Plan”) and a related fourth amended disclosure statement (the “Fourth Amended Disclosure Statement”) pursuant to Chapter 11. Copies of the Fourth Amended Plan and the Fourth Amended Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.
In connection with the filing of the Fourth Amended Plan and the Fourth Amended Disclosure Statement, on June 13, 2010, Visteon entered into an amendment (the “Amendment”) to the Equity Commitment Agreement, dated as of May 6, 2010 (the “ECA”), with Alden Global Distressed Opportunities Fund, L.P., Allen Arbitrage, L.P., Allen Arbitrage Offshore, Armory Master Fund Ltd., Capital Ventures International, Caspian Capital Partners, L.P., Caspian Select Credit Master Fund, Ltd., Citadel Securities LLC, CQS Convertible and Quantitative Strategies Master Fund Limited, CQS Directional Opportunities Master Fund Limited, Crescent 1 L.P., CRS Fund Ltd., CSS, LLC, Cumber International S.A., Cumberland Benchmarked Partners, L.P., Cumberland Partners, Cyrus Europe Master Fund Ltd., Cyrus Opportunities Master Fund II, Ltd., Cyrus Select Opportunities Master Fund, Ltd., Deutsche Bank Securities Inc. (solely with respect to the Distressed Products Group), Elliott International, L.P., Goldman, Sachs & Co. (solely with respect to the High Yield Distressed Investing Group), Halbis Distressed Opportunities Master Fund Ltd., Kivu Investment Fund Limited, LongView Partners B, L.P., Mariner LDC (Caspian), Mariner LDC (Riva Ridge), Merced Partners II, L.P., Merced Partners Limited Partnership, Monarch Master Funding Ltd., NewFinance Alden SPV, Oak Hill Advisors, L.P., Quintessence Fund L.P., QVT Fund LP, Riva Ridge Master Fund, Ltd., Seneca Capital LP, Silver Point Capital, L.P., SIPI Master Ltd., Solus Alternative Asset Management LP, Spectrum Investment Partners, L.P., Stark Criterion Master Fund Ltd., Stark Master Fund Ltd., The Liverpool Limited Partnership, The Seaport Group LLC Profit Sharing Plan, UBS Securities LLC, Venor Capital Management, Whitebox Combined Partners, L.P., and Whitebox Hedged High Yield Partners, L.P. (together, the “Investors”).
The Amendment, among other things, extends the date by which Visteon is to obtain an order confirming a plan of reorganization until October 4, 2010 and extends the date by which the ECA and a disclosure statement must be approved by the Court until June 20, 2010. The ECA, as amended by the Amendment, is subject to the approval of the Court, as well other conditions, and contains representations, warranties, covenants and indemnities customary for a transaction of the type contemplated thereby.
Certain of the Investors are holders of Visteon’s pre-petition unsecured notes. The equity securities discussed in the Fourth Amended Disclosure Statement will be offered and sold pursuant to exemptions from the registration requirements of section 5 of the Securities Act of 1933, as amended, as set forth in section 4(2) of the Securities Act, Regulation D promulgated thereunder, and section 1145(a)(1) of the Code. This report does not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities.

Copies of the Fourth Amended Plan and Fourth Amended Disclosure Statement are also publicly available and may be accessed free of charge at the Debtors’ private website at http://www.kccllc.net/visteon. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K. The Debtors recommend that its stakeholders refer to the limitations and qualifications included in the Fourth Amended Plan and the Fourth Amended Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Fourth Amended Plan and the Fourth Amended Disclosure Statement is subject to change, whether as a result of further amendments to the Fourth Amended Plan, actions of third parties, or otherwise.
Bankruptcy law does not permit solicitation of acceptances of the Fourth Amended Plan until the Court approves the Fourth Amended Disclosure Statement. Accordingly, this report is not intended to be, nor should it be construed as, a solicitation for a vote on the Fourth Amended Plan. The Fourth Amended Plan will become effective only if it receives the requisite stakeholder approval and if confirmed by the Court. There can be no assurance that the Court will approve the Fourth Amended Disclosure Statement, that the Debtors’ stakeholders will approve the Fourth Amended Plan, or that the Court will confirm the Fourth Amended Plan.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Fourth Amended Joint Plan of Reorganization, filed June 14, 2010.
99.2	Fourth Amended Disclosure Statement, filed June 14, 2010.

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Limitation on Incorporation by Reference
The Fourth Amended Plan and Fourth Amended Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Schedules and Statements or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by Visteon may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, Visteon’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to Visteon’s operations and business environment, which may cause the actual results of Visteon to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of Visteon to continue as a going concern; (ii) the ability of Visteon to operate subject to the terms of the debtor in possession financing; (iii) Visteon’s ability to obtain court approval with respect to motions in the proceedings under chapter 11 of the United States Bankruptcy Code prosecuted by it from time to time; (iv) the ability of Visteon to develop, prosecute, confirm, and consummate one or more plans of reorganization; (v) risks associated with third parties proposing and confirming one or more plans of reorganization; (vi) risks associated with third parties seeking and obtaining the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vii) Visteon’s ability to maintain contracts and leases that are critical to its operations; (viii) the potential adverse impact of Visteon’s restructuring on its liquidity or results of operations; (ix) the ability of Visteon to execute its business plans and strategy; (x) the ability of Visteon to attract, motivate, and/or retain key executives and associates; and (xi) increased competition in the automotive parts supply industry. Visteon undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of Visteon’s various prepetition liabilities, and securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan or plans of reorganization could result in holders of Visteon’s common stock or claims relating to prepetition liabilities receiving no distribution on account of their interest and cancellation of their interests and their claims. Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that certain creditors or equity holders do not receive or retain property on account of their claims or equity interests under the plan. In light of the foregoing, Visteon considers the value of the common stock and claims to be highly speculative and such claims or common stock may ultimately be determined to have no value. Accordingly, Visteon urges that appropriate caution be exercised with respect to existing and future investments in Visteon’s currently outstanding common stock or any claims relating to prepetition liabilities.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
June 17, 2010	By:	/s/ Michael K. Sharnas
		Name:	Michael K. Sharnas
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Fourth Amended Joint Plan of Reorganization, filed June 14, 2010.
99.2	Fourth Amended Disclosure Statement, filed June 14, 2010.